PROSPECTUS

[DIREXION FUNDS LOGO]

Investor Class
33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

OTC Plus Fund
Dow 30SM Plus Fund
U.S./Short Fund

A significant portion of each Fund’s assets is expected to come from professional money managers and investors who use the Funds as part of “asset allocation” or “market timing” strategies.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

December 29, 2005
(As Supplemented May 1, 2006)

Table of Contents

OVERVIEW	1
FUND OBJECTIVES	1
INVESTMENT TECHNIQUES AND POLICIES	1
PRINCIPAL RISK FACTORS	2

ABOUT THE FUNDS	4
OTC PLUS FUND	4
DOW 30SM PLUS FUND	7
U.S./SHORT FUND	9

ABOUT YOUR INVESTMENT	13
SHARE PRICES OF THE FUNDS	13
RULE 12B-1 FEES	14
HOW TO INVEST IN SHARES OF THE FUNDS	14
HOW TO EXCHANGE SHARES OF THE FUNDS	16
HOW TO SELL SHARES OF THE FUNDS	17
ACCOUNT AND TRANSACTION POLICIES	18

ADDITIONAL INFORMATION	20
MANAGEMENT OF THE FUNDS	20
PORTFOLIO HOLDINGS INFORMATION	21
DISTRIBUTIONS AND TAXES	21
MASTER/FEEDER OPTION	22

FINANCIAL HIGHLIGHTS	23

PRIVACY NOTICE (Not a part of the prospectus)	PN-1

MORE INFORMATION ON THE DIREXION FUNDS	Back Cover

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The DireXion Funds (the “Trust”) has not authorized the use of this Prospectus in any state or jurisdiction in which such an offering may not legally be made.

OVERVIEW

FUND OBJECTIVES

This prospectus relates only to the Investor Class shares of the DireXion Funds (formerly, the Potomac Funds) noted below (the “Funds”). The OTC Plus Fund and the Dow 30SM Plus Fund (the “Plus Funds”) are designed to provide returns that are greater than the return provided by each Plus Funds’ target index when the value of the target index rises. Unlike traditional index funds, each Plus Fund seeks to provide a daily return that is equal to 125% of the daily return of its target index. The U.S./Short Fund is designed to provide daily investment results that are opposite of the daily return of the U.S./Short Fund’s target index.

Fund OTC Plus Fund	Investment Target 125% of the performance of the NASDAQ-100® Index

Dow 30SM Plus Fund	125% of the performance of the Dow Jones Industrial AverageSM (“Dow”)

U.S./Short Fund	100% of the inverse (opposite) of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”)

As an example, the OTC Plus Fund is targeted to the NASDAQ-100® Index. If, on a given day, the NASDAQ-100® Index gains 2%, the OTC Plus Fund is designed to gain approximately 2.5% (which is equal to 125% of 2%). If the NASDAQ-100® Index losses 1% on a given day, the OTC Plus Fund is designed to lose 1.25%. The U.S./Short Fund is targeted to the S&P 500® Index. If, on a given day, the S&P 500® Index losses 2%, the U.S./Short Fund is designed to gain 2% (which is equal to 100% of 2%). Conversely, if the S&P 500® Index loses 1% on a given day, the U.S./Short Fund is designed to lose 1%.

To achieve these results, the Funds listed above use aggressive investment techniques such as engaging in futures, swaps and options transactions. As a result, these Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. These Funds are suitable for purchase by active investors and frequently are used by investors who engage in market timing activities. There is no assurance that the Funds will achieve their objectives.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Funds, uses a number of investment techniques in an effort to achieve the stated goal for each Fund. For the Plus Funds, Rafferty attempts to magnify the daily returns of each Plus Funds’ target index while the U.S./Short Fund is managed to provide returns inverse (opposite) to the daily return of the U.S./Short Fund’s target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Fund invests significantly in futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments such as options on securities and stock indices options. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Fund is designed to provide daily investment returns that are a multiple of the returns of its target index. While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its target index), certain factors will tend to cause a Fund’s investment results to vary from the stated objective. A Fund may have difficulty in achieving its targeted return on a daily basis due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by the Fund. A Fund that meets its daily targets over a period of time will not necessarily produce the returns that might be expected in light of the returns of its target index for that period. The difference results from the compounding effect of fluctuations in the market, the use of leverage for the Plus Funds and the inverse correlation for the U.S./Short Fund to achieve a Fund’s investment objective.

1

It is the policy of each Fund to pursue its investment objective regardless of market conditions and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit investment in the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (800) 851-0511.

PRINCIPAL RISK FACTORS

An investment in any of the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

Market Timing Activity and High Portfolio Turnover

Rafferty expects a significant portion of the Funds’ assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds’ portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance. In addition, large movements of assets into and out of the Funds may have a negative impact on their abilities to achieve their investment objectives or their desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments.

Risk of Tracking Error

Several factors may affect a Fund’s ability to achieve its targeted return on a daily basis. A Fund may have difficulty achieving its targeted return due to high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund. A failure to achieve a targeted return on a daily basis may cause a Fund to provide returns for a longer period that are worse than expected.

Risks of Aggressive Investment Techniques

The Funds use investment techniques that may be considered aggressive. Risks associated with futures contracts, swap agreements, and options on securities, securities indices, and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.

2

Leverage Risk

Each Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes. Use of leverage can magnify the effects of changes in the value of the Funds and make them more volatile. The leveraged investment techniques that the Funds employ should cause investors in the Funds to lose more money in adverse environments.

Inverse Correlation Risk

The U.S./Short Fund is negatively correlated to its target index and should lose money when its target index rises — a result that is the opposite from traditional mutual funds. Because the U.S./Short Fund seeks daily returns inverse to its target index, the difference between the U.S./Short Fund’s daily return and the return of its target index may be negatively compounded during periods in which the markets decline.

Risks of Investing in Equity Securities

The Funds may invest in publicly issued equity securities, including common stocks. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

Risks of Investing in Derivatives

The Funds may invest in instruments that attempt to track the price movement of stock indices. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Swap Agreement Risks

Each Fund may enter into swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The risks associated with such agreements include the risk that the counter-party to a swap agreement may default. If a counter-party defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counter-party under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Risk of Non-Diversification

The Funds are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Risks of Shorting Securities

The Funds may from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices. In general, when a Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities. The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale. A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short, which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss. As a consequence, the Funds will lose value if and when the price of particular securities, baskets of securities or indices rise - a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

3

ABOUT THE FUNDS

OTC PLUS FUND

Fund Objective

The OTC Plus Fund seeks to provide investment returns that correspond to 125% of the performance of the NASDAQ-100 Index®. If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the NASDAQ-100 Index® when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the NASDAQ-100 Index® decline on a given day.

The OTC Plus Fund’s investment objective is a fundamental policy and can only be changed with shareholder approval.

Core Investments

In attempting to achieve its objectives, the OTC Plus Fund primarily invests directly in the securities of the companies that comprise the NASDAQ-100 Index®. In addition, the OTC Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the OTC Plus Fund holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The OTC Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the NASDAQ-100 Index®, which includes investments in over-the-counter (“OTC”) securities, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. government securities and repurchase agreements.

Target Index

The NASDAQ-100 Index® is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. The NASDAQ-100 Index® was created in 1985. The NASDAQ National Market® is not a sponsor of, or in any way affiliated with, the DireXion Funds.

Principal Risks

In addition to the principal risks discussed in the “Overview” section, the OTC Plus Fund also is subject to the risks of investing in technology companies. The OTC Plus Fund may invest a substantial portion of its assets in technology companies listed on the NASDAQ-100 Index®. The market prices of technology-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of stocks. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Those technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the OTC Plus Fund.

4

Performance

The bar chart and performance table below provide some indication of the risks of investing in the OTC Plus Fund by showing how the performance of the OTC Plus Fund has varied from year to year and by comparing the OTC Plus Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the OTC Plus Fund by showing its highest and lowest quarterly returns. The OTC Plus Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

OTC Plus Fund

* Year-to-date total return as of September 30, 2005 for the OTC Plus Fund was 8.46%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

OTC Plus Fund	68.51% (4th quarter 1999)	-43.98% (3rd quarter 2001)

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Since Inception	Inception Date
OTC Plus Fund
Return Before Taxes	10.71%	-22.56%	2.12%	10/20/97
Return After Taxes on Distributions(1)	10.71%	-22.56%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	6.96%	-17.30%	1.82%
NASDAQ - 100® Index(3)	10.76%	-15.92%	5.69%	10/20/97

____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

5

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the OTC Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2005.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses(2) (expenses that are deducted from fund assets):

OTC Plus Fund
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.13%
Other Expenses	0.87%
Total Annual Operating Expenses	1.75%
____________
(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the OTC Plus Fund’s Other Expenses through August 31, 2006 to the extent that the OTC Plus Fund’s Total Annual Operating Expenses exceed 1.75% (excluding dividends and interest on short positions and extraordinary expenses). Rafferty may choose to terminate this waiver or revise the limits on Total Annual Operating Expenses at any time. If overall expenses fall below these percentage limitations, then the OTC Plus Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

(3)
The Board of Trustees has authorized payment by the OTC Plus Fund of Rule 12b-1 fees in an amount equal to the difference between the OTC Plus Fund’s Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the OTC Plus Fund.

Expense Example

The table below is intended to help you compare the cost of investing in the OTC Plus Fund with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the OTC Plus Fund over the periods shown and then redeemed all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the OTC Plus Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
OTC Plus Fund	$178	$551	$949	$2,062

6

DOW 30SM PLUS FUND

Fund Objective

The Dow 30SM Plus Fund seeks daily investment results that correspond to 125% of the performance of the Dow. If it is successful in meeting its objective, the net asset value of Dow 30SM Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30SM Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Dow decline on a given day.

The Dow 30SM Plus Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval upon a 60-day notice.

Core Investments

In attempting to achieve its objectives, the Dow 30SM Plus Fund primarily invests directly in the securities of the companies that comprise the Dow. The Funds also may invest in DIAMONDS®, which are publicly-traded index securities based on the Dow. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. In addition, the Dow 30SM Plus Fund enters into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Dow 30SM Plus Fund holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

The Dow 30SM Plus Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that correspond to 125% of the performance of the Dow, which includes investments in securities of companies that comprise the Dow, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, DIAMONDS®, U.S. government securities and repurchase agreements.

Target Index

The Dow consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones®, Dow Jones Industrial Average®, DJIA®, and Dow 30SM are trademarks of Dow Jones & Company, Inc. (“Dow Jones”). Dow Jones has no relationship to the Funds, other than the licensing of those service marks for use in connection with the Dow 30SM Plus Fund’s materials. Dow Jones does not sponsor, endorse, sell or promote any of the DireXion Funds.

Principal Risks

The principal risks associated with investing in the Dow 30SM Plus Fund are discussed in the “Overview” section above under the heading titled “Principal Risk Factors.”

Performance

The bar chart and performance table below provide some indication of the risks of investing in the Dow 30SM Plus Fund by showing how the performance of the Dow 30SM Plus Fund has varied from year to year and by comparing the Dow 30SM Plus Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the Dow 30SM Plus Fund by showing its highest and lowest quarterly returns. The Dow 30SM Plus Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

7

Total Return for the Calendar Years Ended December 31*

Dow 30SM Plus Fund

* Year-to-date total return as of September 30, 2005 was 3.56% for the Dow 30SM Plus Fund.

Fund	Highest Quarterly Return	Lowest Quarterly Return
Dow 30SM Plus Fund	16.33% (4th quarter 2001)	-22.41% (3rd quarter 2002)

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Since Inception	Inception Date
Dow 30SM Plus Fund
Return Before Taxes	3.97%	-44.47%	-3.58%	12/02/99
Return After Taxes on Distributions(1)	3.79%	-4.53%	-3.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.57%	-3.78%	-3.04%
Dow Jones Industrial Average® (3)	3.58%	-0.01%	-0.46%	12/02/99
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Dow 30SM Plus Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2005.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

8

Annual Operating Expenses(2) (expenses that are deducted from fund assets):

Dow 30SM Plus Fund
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)	1.06%
Total Annual Operating Expenses	1.81%
____________
(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the Dow 30SM Plus Fund’s Other Expenses through August 31, 2006 to the extent that the Dow 30SM Plus Fund’s Total Annual Operating Expenses exceed 1.75% (excluding dividends and interest on short positions and extraordinary expenses). Rafferty may choose to terminate this waiver or revise the limit on Total Annual Operating Expenses at any time. If overall expenses fall below this percentage limitation, then the Dow 30SM Plus Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

(3)
The Board of Trustees has authorized payment by the Dow 30SM Plus Fund of Rule 12b-1 fees in an amount equal to the difference between the Dow 30SM Plus Fund’s Total Annual Operating Expenses and the voluntary limit on the Dow 30SM Plus Fund’s Total Annual Operating Expenses of 1.75%.

(4)
For the fiscal year ended August 31, 2005, Rafferty reimbursed Other Expenses for the Dow 30SM Plus Fund in the amount of 0.06%. If the reimbursement was included in the calculation above, the Dow 30SM Plus Fund’s Other Expenses and Total Annual Operating Expenses would be 1.00% and 1.75%, respectively.

Expense Example

The table below is intended to help you compare the cost of investing in the Dow 30SM Plus Fund with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the Dow 30SM Plus Fund over the periods shown and then redeemed all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Dow 30SM Plus Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dow 30SM Plus Fund	$184	$569	$980	$2,127

U.S./SHORT FUND

Fund Objective

The U.S./Short Fund seeks to provide investment returns that inversely correspond (opposite) to 100% of the performance of the S&P 500® Index. If it is successful in meeting its objective, the net asset value of U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500® Index on a given day. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500® Index on a given day.

The U.S./Short Fund’s investment objective is a fundamental policy and can only be changed with shareholder approval.

Core Investments

In attempting to achieve its objective, the U.S./Short Fund may invest directly in the securities of companies that are included in the S&P 500® Index and may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index. This allows the U.S./Short Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500® Index. In addition, the U.S./Short Fund enters into short positions in SPDRs®, options on stock index futures contracts, swap agreements and options on securities and on stock indices. On a day-to-day basis, the U.S./Short Fund holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

9

The U.S./Short Fund, under normal circumstances, invests at least 80% of its net assets in a manner designed to provide investment returns that inversely correspond to the performance of a broad-based market index that tracks the stocks of U.S. companies, which includes investments in securities of companies that comprise such index, U.S. stock depositary receipts, stock index futures contracts, options on stock index futures contracts, swap agreements, options on securities and stock indices, U.S. government securities and repurchase agreements.

Target Index

The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s® selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange (“NYSE”). Standard & Poor’s® is not a sponsor of, or in any way affiliated with, the DireXion Funds.

Principal Risks

The principal risks associated with investing in the U.S./Short Fund are discussed in the “Overview” section above under the heading titled “Principal Risk Factors.”

Performance

The bar chart and performance table below provide some indication of the risks of investing in the U.S./Short Fund by showing how the performance of the U.S./Short Fund has varied from year to year and by comparing the U.S./Short Fund’s average annual returns with those of a broad measure of market performance. The information below also illustrates the risks of investing in the U.S./Short Fund by showing its highest and lowest quarterly returns. The U.S./Short Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

U.S./Short Fund

* Year-to-date total return as of September 30, 2005 for the U.S./Short Fund was -2.74%.

10

Fund	Highest Quarterly Return	Lowest Quarterly Return
U.S./Short Fund	15.86% (3rd quarter 2001)	-17.52% (4th quarter -17.52)

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Since Inception	Inception Date
U.S./Short Fund
Return Before Taxes	-11.61%	-0.85%	-7.03%	11/07/97
Return After Taxes on Distributions(1)	-11.61%	-1.18%	-7.27%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-7.55%	-0.91%	-5.87%
S&P 500® Index(3)	9.33%	-3.59%	3.81%	11/07/97
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the U.S./Short Fund. The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2005.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses(2) (expenses that are deducted from fund assets):

U.S./Short Fund
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees(3)	0.00%
Other Expenses(4)	3.39%
Total Annual Operating Expenses(5)	4.29%
____________
(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
Rafferty voluntarily has agreed to waive all or a portion of its management fee and/or reimburse the U.S./Short Fund’s Other Expenses through August 31, 2006 to the extent that the U.S./Short Fund’s Total Annual Operating Expenses exceed 1.95% (excluding dividends and interest on short positions and extraordinary expenses). Rafferty may choose to terminate this waiver or revise the limits on Total Annual Operating Expenses at any time. If overall expenses fall below these percentage limitations, then the U.S./Short Fund may reimburse Rafferty for such waivers and reimbursements within the following three fiscal years.

(3)
The Board of Trustees has authorized payment by the U.S./Short Fund of Rule 12b-1 fees in an amount equal to the difference between the U.S./Short Fund’s Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.95%.

(4)
For the fiscal year ended August 31, 2005, Rafferty reimbursed Other Expenses for the U.S./Short Fund in the amount of 0.97%. If the reimbursement was included in the calculation above, the U.S./Short Fund’s Other Expenses and Total Annual Operating Expenses would be 2.42% and 3.32%, respectively.

11

(5)	Total Annual Operating Expenses include dividends on short positions taken by the U.S./Short Fund.

Expense Example

The table below is intended to help you compare the cost of investing in the U.S./Short Fund with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the U.S./Short Fund over the periods shown and then redeemed all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the U.S./Short Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S./Short Fund	$431	$1,301	$2,183	$4,445

12

ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUNDS

A Fund’s share price is known as its net asset value (“NAV”). The Funds’ share prices are calculated after the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the NYSE is open for business. All shareholder transaction orders received in good form by a Fund’s transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•	Equity securities, OTC securities, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ National Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Funds or the Adviser believe the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

13

RULE 12B-1 FEES

The Funds have adopted an Investor Class distribution plan under Rule 12b-1 which allows the Funds to charge up to 1.00% of that Fund’s Investor Class shares to pay for distribution and services provided to Fund shareholders. Because these fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Funds’ plan, the annual fees may amount to up to 1.00% of the Funds’ average daily net assets. However, the Board currently has authorized each Fund to pay Rule 12b-1 fees only in an amount equal, on an annual basis, to the difference between a Fund’s Total Annual Operating Expenses and the voluntary limit on Total Annual Operating Expenses of 1.75% for the Plus Funds and 1.95% for the U.S./Short Fund.

HOW TO INVEST IN SHARES OF THE FUNDS

You may invest in the Funds through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. In addition, the Funds may allow for purchases through an Automatic Investment Plan. Contact Rafferty for further information.

Minimum Investment

The minimum initial and subsequent investments set forth below may be invested in as many of the DireXion Funds as you wish. However, you must invest at least $1,000 in any one of the DireXion Funds. For example, if you decide to invest $10,000 in three of the DireXion Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$10,000	$0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer.

Purchasing Shares

By Mail:

•	Complete and sign your Account Application.

14

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “DireXion Funds”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
DireXion Funds — Investor Class	DireXion Funds — Investor Class
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 1993	Mutual Fund Services — 3rd Floor
Milwaukee, Wisconsin 53201-1993	615 East Michigan Street
Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

•
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

By Bank Wire Transfer:

Initial Investment - By Wire

•
If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments - By Wire

15

Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the DireXion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase) — Investor Class

•	Your bank may charge a fee for such services.

Through Financial Intermediaries:

•	Select financial intermediaries are authorized to offer Investor Class shares of the Funds.

•	These financial intermediaries can help you complete the necessary paperwork, mail your Account Application to the DireXion Funds and place your order to purchase shares of the Funds.

•
Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

HOW TO EXCHANGE SHARES OF THE FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other DireXion Fund (including DireXion Funds not offered in this Prospectus) without any charges. To make an exchange:

•	Write or call the DireXion Funds’ transfer agent or your financial intermediary.

•	Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

•	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

•
You may exchange by telephone unless you declined telephone exchange privileges on your Account Application. If you previously declined telephone exchange privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions.

•	You may exchange through the Internet by visiting the Funds’ website at www.direxionfunds.com and activating your account.

HOW TO SELL SHARES OF THE FUNDS

Generally

•	You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

•	You normally will receive proceeds from any sales of shares within seven days from the time a Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the Automated Clearing House (“ACH”) network using the address or bank listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

By Telephone or By Mail

•	Call or write the Funds (see the address and telephone number above).

•
You may sell shares of the Funds by telephone unless you declined telephone redemption privileges on your Account Application. If you previously declined telephone redemption privileges, you may request telephone redemption privileges by sending a written request to the transfer agent with your signature guaranteed. If you have questions, please contact the Funds at (800) 851-0511.

•	IRA accounts are not eligible for telephone redemption privileges.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $100,000.

By Wire Transfer

•	Call the DireXion Funds.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

•	You must wire transfer at least $5,000.

•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the transfer agent’s records.

Through Financial Intermediaries

•	Select financial intermediaries can place your order to sell shares of the Funds.

•	Payment can be directed to your account normally within three business days after a financial intermediary places your order.

17

ACCOUNT AND TRANSACTION POLICIES

Order Policies

There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before 4:00 p.m. Eastern time. In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Telephone Transactions

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

Signature Guarantees

In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

• You are changing your account ownership;

• Your account registration or address has changed in the last 30 days;

• The proceeds of your sale are mailed to an address other than the one listed with the Funds;

• The proceeds are payable to a third party;

• The sale is greater than $100,000;

• The wire instructions on the account are being added or changed; or

• There are other unusual situations as determined by the Funds’ transfer agent.

18

Low Balance Accounts

If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemption in Kind

The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short Term Trading

The Funds anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios. Although the Funds reserve the right to reject any purchase orders or suspend the offering of Fund shares, the Funds do not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. The Funds’ Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

19

ADDITIONAL INFORMATION
MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.

Under an investment advisory agreement between the DireXion Funds and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.

Advisory Fees Charged
Plus Funds	0.75%
U.S./Short Fund	0.90%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement will be included in the Funds’ semi-annual report for the six-month period ended February 28, 2006 and is currently available in the Funds’ SAI.

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds. The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio manager executes transactions for the Funds consistent with the target allocation. The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time. The members of the investment committee responsible for managing the Funds are Sean Smyth, Ryan King, Brendan Murray, and Paul Brigandi.

Mr. Smyth joined Rafferty in April 2005 as Lead Portfolio Manager and oversees the day-to-day operations of the individual portfolio managers. Mr. Smyth was a portfolio manager for Gartmore Global Investments in Conshohocken, Pennsylvania from January 2000 until March 2005. He is a graduate of Seton Hall University.

Mr. King is a Portfolio Manager and has held this position with Rafferty since 2004. Prior to joining Rafferty, Mr. King was a Fund Administrator for State Street Bank and Deutsche Bank from 1998 to 2004. As a Fund Administrator, Mr. King was responsible for confirming transactions, configuring NAVs, reconciling cash, pricing securities, and monitoring corporate actions. He is a graduate of Villanova University.

Mr. Murray is Portfolio Manager and joined Rafferty in February 2005. Mr. Murray previously served as an Equity Sales Trader, Operations Supervisor, and Operations Analyst for Mellon Investor Services from November 1999 through January 2005.

Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

20

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the DireXion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at the NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Funds reserves the right to reinvest the check in your account at that Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of that Fund until an updated address is received.

Taxes

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Status*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
____________
*	Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid. A Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2009.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

21

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all distributions and redemption proceeds otherwise payable to you for Funds. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions for Funds. Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Funds for the periods indicated. The information for the fiscal years ended August 31, 2002 through August 31, 2005 was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request. The information for the prior years was audited by a different firm. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	OTC Plus Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005	2004	2003	2002[5]	2001[5]
Per share data:
Net asset value, beginning of period	$37.73	$37.76	$25.36	$46.16	$176.52

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.59)	(0.46)	(0.64)	(1.20)
Net realized and unrealized gain (loss) on Investments[2]	6.53	0.56	12.86	(20.16)	(129.16)

Total from investment operations	6.41	(0.03)	12.40	(20.80)	(130.36)

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$44.14	$37.73	$37.76	$25.36	$46.16

Total return[3]	16.99%	(0.08)%	48.90%	(45.06)%	(73.85)%
Supplemental data and ratios:
Net assets, end of period	$11,716,808	$11,897,739	$29,092,879	$57,233,878	$35,668,601
Ratio of net expenses to average net assets:
Before expense waiver	1.75%	1.75%	1.75%	1.66%	1.50%
After expense waiver	1.75%	1.75%	1.75%	1.66%	1.50%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	(0.29)%	(1.45)%	(1.57)%	(1.55)%	(1.32)%
After expense waiver	(0.29)%	(1.45)%	(1.57)%	(1.55)%	(1.32)%
Portfolio turnover rate[4]	77%	284%	670%	450%	392%

1	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[4]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities.

[5]	The per share date reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.

23

	Dow 30SM Plus Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005	2004	2003	2002[5]	2001[5]
Per share data:
Net asset value, beginning of period	$30.69	$27.91	$25.56	$31.04	$37.28

Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.09	0.11	0.04	0.12
Net realized and unrealized gain (loss) on investments[3]	0.97	2.78	2.27	(5.44)	(6.36)

Total from investment operations	1.17	2.87	2.38	(5.40)	(6.24)

Less distributions:
Dividends from net investment income	(0.16)	(0.09)	(0.03)	(0.08)	—
Distributions from realized gains	—	—	—	—	—

Total distributions	(0.16)	(0.09)	(0.03)	(0.08)	—

Net asset value, end of period	$31.70	$30.69	$27.91	$25.56	$31.04

Total return[4]	3.79%	10.27%	9.32%	(17.45)%	(16.74)%
Supplemental data and ratios:
Net assets, end of period	$6,343,019	$11,464,438	$32,616,434	$53,986,006	$16,549,599
Ratio of net expenses to average net assets:
Before expense waiver	1.81%	1.75%	1.75%	1.70%[6]	1.55%
After expense waiver	1.75%	1.75%	1.75%	1.70%[6]	1.50%
Ratio of net investment income
(loss) to average net assets:
Before expense waiver	0.56%	0.28%	0.43%	0.15%[6]	0.35%
After expense waiver	0.62%	0.28%	0.43%	0.15%[6]	0.40%
Portfolio turnover rate[2]	84%	236%	979%	983%	1,415%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, futures contracts and repurchase agreements are deemed short-term securities.

[3]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[4]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[5]	The per share data reflects a 1 for 4 reverse stock split which occurred on April 14, 2003.
[6]	Ratio includes Rafferty’s expense recovery of 0.03%.

24

	U.S./Short Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2005	2004	2003	2002	2001
Per share data:
Net asset value, beginning of period	$31.35	$35.66	$42.52	$37.42	$29.33

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.46)[7]	(0.69)[7]	(0.83)[7,8]	(0.52)[7]	0.62[7]
Net realized and unrealized gain (loss) on Investments[2]	(3.09)	(3.62)[10]	(6.03)[8]	5.81	8.74

Total from investment operations	(3.55)	(4.31)	(6.86)	5.29	9.36

Less distributions:
Dividends from net investment income	—	—	—	(0.19)	(1.27)
Distributions from realized gains	—	—	—	—	—

Total distributions	—	—	—	(0.19)	(1.27)

Net asset value, end of period	$27.80	$31.35	$35.66	$42.52	$37.42

Total return[3]	(11.32)%	(12.09)%	(16.13)%	14.23%	32.49%
Supplemental data and ratios:
Net assets, end of period	$4,263,328	$9,083,958	$11,631,881	$8,730,064	$20,740,626
Ratio of net expenses to average net assets excluding short dividends:
Before expense reimbursement	2.92%	1.98%[10]	1.95%[5]	2.27%	3.41%
After expense reimbursement	1.95%	1.95%[10]	1.95%[5]	1.85%	1.65%
Ratio of net expenses to average net assets including short dividends:
Before expense waiver	4.29%	2.86%	2.78%[5,8]	2.67%	3.91%
After expense waiver	3.32%	2.89%	2.78%[5,8]	3.09%	2.15%
Ratio of net investment income
(loss) to average net assets including short dividends:
Before expense waiver	(2.53)%	(2.14)%	(1.99)%[5,8]	(1.70)%	0.10%
After expense waiver	(1.56)%[6]	(2.11)%[6]	(1.99)%[5,6,8]	(1.28)%[6]	1.86%[6]
Portfolio turnover rate[4]	0%	0%	472%	2,471%	867%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
[3]	All returns reflect reinvested dividends but do not reflect the impact of taxes.
[4]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities.

[5]	The ratio includes Advisor expense recovery of 0.16%, respectively.
[6]
The net investment income (loss) ratio included dividends on short positions and interest income on swap contracts. The ratio excluding dividends on short positions and interest income on swap contracts for the years ended August 31, 2005, 2004, 2003, 2002, 2001 and 2000 was (1.16)%, (0.46)%, 2.36% and 2.55%, respectively.

[7]
Net investment income (loss) per share before dividends on short positions and interest income on swap contracts for the years ended August 31, 2003, 2002, and 2001was (0.19%), (1.20%), (1.16%), (0.46%), and 2.36%, respectively.

[8]	Restated due to swap interest and divided reclassification from net investment income to realized gain/loss to conform to 2005 and 2004 presentation.

25

PRIVACY NOTICE

At the DireXion Funds, we are committed to protecting your privacy. To open and service your DireXion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of DireXion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800)-851-0511.

Not a part of the prospectus.

PN-1

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):
The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	DireXion Funds P.O. Box 1993 Milwaukee, Wisconsin 53201
Call:	(800) 851-0511

By Internet: www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

PROSPECTUS

[DIREXION FUNDS LOGO]

Investor Class

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

December 29, 2005
(As Supplemented May 1, 2006)

DIREXION FUNDS

Investor Class

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

The DireXion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates only to the Investor Class Shares of the investment portfolios of the Trust (each a “Fund,” together, the “Funds”) noted below.

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. These Funds attempt to provide targeted returns to a specific index on a given day. The “plus” Funds attempt to provide investment results that correlate to a target index, while the “short” Fund attempts to provide investment results that are opposite of the return of a target index. In particular, the Funds below seek the following investment results as compared to their target indices:

FUND	INVESTMENT TARGET
OTC Plus Fund	125% of the performance of the NASDAQ-100 Index®
Dow 30SM Plus Fund	125% of the performance of the Dow Jones Industrial AverageSM
U.S./Short Fund	100% of the inverse (opposite) of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500®”)

This SAI, dated December 29, 2005, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated December 29, 2005. This SAI is incorporated herein by reference into the Funds’ Prospectus. In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: December 29, 2005
(As Supplemented May 1, 2006)

Taxes	38

FINANCIAL STATEMENTS	40

APPENDIX A	A-1

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 22 separate series, of which 20 are currently offered to the public. Effective April 28, 2006, the Trust changed its name to the DireXion Funds. Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Investor Class Shares of the following Funds:

OTC Plus Fund
Dow 30SM Plus Fund
U.S./Short Fund

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. The Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond on a given day to a specific target index. The terms “plus” and “short” in the Funds’ names are not intended to refer to the duration of the Funds’ investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy. Investor Class shares are designed for sale directly to investors without a sales charge.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that, for the OTC Plus Fund and the Dow 30SM Plus Fund, correspond to 125% of its target indices and, for the U.S./Short Fund, that inversely correspond to its target index. The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s objective.

American Depositary Receipts (“ADRs”)

The OTC Plus Fund may invest in ADRs.

ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Equity Securities

Common Stocks. The Funds may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment advisor, has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

Each Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

The U.S./Short Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”). SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index™ (“S&P 500® Index”), and whose shares trade on the American Stock Exchange® (“AMEX®”). The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index. SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Dow 30SM Plus Fund may invest in DIAMONDS®. DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS Trust”), which owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average (“DJIA®”). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®. The DIAMONDS Trust’s shares trade on the AMEX®. An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

A Fund may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQs®. QQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® and whose shares trade on the AMEX®. The value of the QQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100. QQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

An investment in SPDRs®, DIAMONDS® and QQQs® are considered investments in other investment companies discussed below.

Options, Futures and Other Strategies

General. Each Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Each Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Funds intend to limit their investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Short Sales

The U.S./Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

The OTC Plus Fund and Dow 30SM Plus Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost (“selling short against the box”).

Swap Agreements

Each Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

Each Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Funds may invest in U.S. government securities in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Other Investment Risks and Practices

Borrowing. The OTC Plus Fund and Dow 30SM Plus Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s net asset value and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

Each Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund’s portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund’s actual turnover rate. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance.

Risk of Tracking Error

Several factors may affect the Funds’ ability to track the performance of their applicable indices. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of the U.S./Short Fund whose net asset value is intended to move inversely from its target index the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between the U.S./Short Fund and the return of its target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund’s net asset value can be altered significantly over time by a compounding effect. For example, if the Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund’s net asset value by a percentage that is somewhat greater than the percentage that the index’s returns decreased. Conversely, if the Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund’s net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund has adopted the following investment limitations:

A Fund shall not:

1.
Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, and 8; and (3) the U.S./Short Fund may make short sales of securities.

5.
Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.
Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

Each Fund, except the OTC Plus Fund and Dow 30SM Plus Fund has adopted the following investment limitation:

A Fund shall not:

7.
Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (2) in an amount up to 33 1/3% of the value of the Fund’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The OTC Plus Fund and Dow 30SM Plus Fund have adopted the following investment limitation:

A Fund shall not:

8.
Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales “against the box,” obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

The OTC Plus Fund and Dow 30SM Plus Fund have adopted the following investment limitation:

A Fund shall not:

9.
Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

Each Fund, except the OTC Plus Fund, has adopted the following investment limitation:

A Fund shall not:

10.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The OTC Plus Fund has adopted the following investment limitation:

A Fund shall not:

11.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the NASDAQ® Index. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with the Funds. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds for the three fiscal years ended August 31, 2005 are shown in the tables below.

OTC Plus Fund	Brokerage Fees Paid
2005	$10,170
2004	$51,896
2003	$71,815

Dow 30SM Plus Fund	Brokerage Fees Paid
2005	$8,191
2004	$62,180
2003	$244,448

U.S./Short Fund	Brokerage Fees Paid
2005	$2,527
2004	$4,209
2003	$46,838

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders. In adopting the policies, the Board of Trustees considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds. Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board of Trustees.

In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders. A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the DireXion Insurance Trust, the other registered investment company in the DireXion mutual fund complex. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 63	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	66	None
Jay F. Higgins(1) Age: 61	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Chairman, Bengal Partners, LLC, 1998-present (NASD Broker-Dealer).	66	Dwango North America Corp. (radio, telephone communications)

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 62	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	66	None
Kevin G. Boyle(2) Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2002	President, Kevin G. Boyle Securities, Inc., 1981-present.	66	None
Gerald E. Shanley III Age: 62	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Estate of Charles S. Payson, 1987-present.	66	None

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Ron Fernandes Age: 48	Chief Executive Officer	One Year; Since 2006
President, SunLife Distributors, Inc. and Executive Vice President, SunLife Retirement Products and Services, 1999-2002; Vice Chairman, Wheat Benefit Services and Senior Managing Director Retirement Services, Wheat First Union Securities, 1995-1999.
				N/A	None
Daniel D. O’Neill Age: 38	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	None
	Chief Operating Offiicer and Chief Investment Officer	One Year; Since 2006
David VerMeulen Age: 57	Executive Vice President - Chief Marketing Officer	One Year; Since 2006	Senior Vice Preisdent - Income Services Group, Fidelity Investments, 2003-2004; Executive Vice President - Business Services, SunLife Distributors, 2000-2002.	N/A	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
William Franca Age: 49	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	None
Timothy P. Hagan Age: 64	Chief Compliance Officer;	One Year; Since 2004	Vice President of Rafferty, 1997-present.	N/A	None
	Chief Financial Officer	One Year; Since 2004; From 1997-2001
Philip A. Harding Age: 63	Senior Vice President	One Year; Since 1999	Vice President of Rafferty, 1997-present.	N/A	None
Todd Kellerman Age: 33	Vice President	One Year; Since 2006	Vice President of Corporate Development. Raven Holdings, Inc., 2003-2005; Business Consultant, 2002-2003; Senior Consultant - Business Consulting, Arthur Anderson, 1999-2000.	N/A	None
Sean Smyth Age: 34	Vice President	Once Year; Since 2005	Lead Portfolio Manager of Rafferty, 2005-present; Portfolio Manager, Gartmore Global Investments, 2000-2005.	N/A	None
Louis Flamino Age: 30	Vice President	One Year; Since 2005	Wholesaler of Rafferty, 1999-present.	N/A	None
Neil Kelly Age: 43	Vice President	One Year; Since 2005	Wholesaler of Rafferty, 2004-present; First Vice President, Salomon Smith Barney, 1997-2003.	N/A	None
Stephen P. Sprague Age: 57	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 33	Secretary	One Year; Since 2004	Vice President, U.S. Bancorp Fund Services LLC, 1997-present.	N/A	None
(1)	Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins owns a beneficial interest in Rafferty.

(2)	Mr. Boyle was an Interested Trustee from May to September 2004 due to his daughter being employed by Rafferty Capital Markets, LLC during that time period.

(3)
The DireXion Complex consists of the DireXion Funds which currently offers for sale to the public 33 portfolios of the 54 currently registered with the SEC and the DireXion Insurance Trust which currently offers for sale 4 portfolios of the 12 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met twice during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Boyle, Byrne and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the Funds owned by the Trustees as of the calendar year ended December 31, 2004:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins	Kevin G. Boyle	Daniel J. Byrne	Gerald E. Shanley III
OTC Plus Fund	$ 0	$ 0	$ 0	$ 0	$ 0
Dow 30SM Plus Fund	$ 0	$ 0	$ 0	$ 0	$ 0
U.S./Short Fund	$ 0	$ 0	$ 0	$ 0	$ 0
Aggregate Dollar Range of Equity Securities in the DireXion Funds	$ 0	$ 0	$ 0	$10,001 - $50,000	$ 0

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust. The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2005.

OTC Plus Fund
Name of Person, Position	Aggregate Compensation From the OTC Plus Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the DireXion Complex(2) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins	$266	$0	$0	$15,000
Disinterested Trustees
Kevin G. Boyle	$331	$0	$0	$18,500
Daniel J. Byrne	$331	$0	$0	$18,500
Richard G. Jackson(1)	$0	$0	$0	$0
Gerald E. Shanley III	$438	$0	$0	$24,500

Dow 30SM Plus Fund
Name of Person, Position	Aggregate Compensation From the Dow 30SM Plus Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the DireXion Complex(2) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins	$194	$0	$0	$0
Disinterested Trustees
Kevin G. Boyle	$240	$0	$0	$18,500
Daniel J. Byrne	$240	$0	$0	$18,500
Richard G. Jackson(1)	$0	$0	$0	$0
Gerald E. Shanley III	$318	$0	$0	$24,500

U.S./Short Fund
Name of Person, Position	Aggregate Compensation From the U.S./Short Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the DireXion Complex(2) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins	$88	$0	$0	$15,000
Disinterested Trustees
Kevin G. Boyle	$108	$0	$0	$18,500
Daniel J. Byrne	$108	$0	$0	$18,500
Richard G. Jackson(1)	$0	$0	$0	$0
Gerald E. Shanley III	$144	$0	$0	$24,500

(1)	Mr. Jackson resigned from the Board on Trustees effective October 15, 2004.
(2)
The DireXion Complex consists of the DireXion Funds which currently offers for sale to the public 33 portfolios of the 54 currently registered with the SEC and the DireXion Insurance Trust which currently offers for sale 4 portfolios of the 12 currently registered with the SEC.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of November 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

OTC Plus Fund--Investor Class
Name and Address	% Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 4500 Cherry Creek Dr. S., Suite 700 Denver, CO 80246	54.23%
Trust Company of America FBO 128 P.O. Box 6503 Englewood, CO 80155-6503	8.51%
National Investor Services, Corp. 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	7.76%
National Investor Services, Corp. 55 Water Street, Floor 32 New York, NY 10041-0028	5.75%

Dow 30SM Plus Fund--Investor Class
Name and Address	% Ownership
Pershing LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	29.53%
Charles Schwab & Co., Inc. Attn: Mutual Funds 4500 Cherry Creek Dr. S., Suite 700 Denver, CO 80246	22.00%
FTC & Co. Attn: Datalynx House A/C P.O. Box 173736 Denver, CO 80217-3736	14.08%

Name and Address	% Ownership
National Investor Services, Corp. 55 Water Street, Floor 32 New York, NY 10041-0028	10.58%
National Financial Services Corp. 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	9.50%
Trust Company of America FBO FPI2 P.O. Box 6503 Englewood, CO 80155-6503	6.80%

U.S./Short Fund--Investor Class
Name and Address	% Ownership
National Financial Services Corp. 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	46.95%
Pershing LLC Attn: Mutual Funds P.O. Box 2052 Jersey City, NJ 07303-2052	16.38%
National Investor Services, Corp. 55 Water Street, Floor 32 New York, NY 10041-0028	8.92%
Charles Schwab & Co., Inc. Attn: Mutual Funds 4500 Cherry Creek Dr. S., Suite 700 Denver, CO 80246	8.69%

In addition, as of December 5, 2005, the Trustees and officers as a group owned less than 1% of the outstanding shares of the OTC Plus and U.S./Short Funds. The Trustees and officers as a group owned 1% of the Dow 30SM Plus Fund.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

Plus Funds	0.75%
U.S./Short Fund	0.90%

Each Fund is responsible for its own operating expenses. Rafferty has voluntarily agreed to reimburse the Funds for other expenses (excluding dividends and interest on short positions and extraordinary expenses) through August 31, 2006 to the extent that the Funds’ total annual operating expenses exceed 1.75% for the Plus Funds and 1.95% for the U.S./Short Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three fiscal years. There is no assurance that Rafferty will continue this waiver after this date.

The tables below show the amount of advisory fees paid by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the last three fiscal periods ended August 31, 2005.

OTC Plus Fund	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Adviser
2005	$96,445	$0
2004	$157,560	$0
2003	$173,065	$0

Dow 30SM Plus Fund	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Adviser
2005	$78,061	$6,571
2004	$185,158	$0
2003	$187,469	$0

U.S./Short Fund	Advisory Fees Paid	Waived fees and/or expenses reimbursed by Adviser
2005	$41,480	$44,599
2004	$96,645	$2,785
2003	$150,448	$0

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement continued in force for an initial period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

The Board last considered the renewal of the Advisory Agreement at a meeting held on November 18, 2005. In determining whether to approve the continuance of the Advisory Agreement, the Trustees considered the best interests of each Fund and their shareholders. As part of the renewal process, legal counsel to the Funds and the Independent Trustees sent information request letters to Rafferty seeking certain relevant information. Rafferty’s responses were provided to the Trustees for their review prior to their meeting, in addition to the monthly performance reports provided to the Trustees. The Trustees were provided with the opportunity to request any additional materials. The Trustees posed questions to management personnel of Rafferty regarding certain key aspects of the material submitted in support of the renewal.

Provided below is an overview of certain of the factors the Board considered at the November meeting. The Board did not identify any particular information that was most relevant to its consideration to renew each Advisory Agreement and each Trustee may have afforded different weight to the various factors.

All Funds

With respect to the renewal of the Advisory Agreement for each Fund, the Trustees considered, among other factors: (1) Rafferty’s services and management of the Funds; (2) Rafferty’s ability to adopt and implement compliance and control functions for the Funds; (3) Rafferty’s overall profitability since the inception of the Funds in 1997 and during their most recent fiscal year; (4) Rafferty’s commitment to continue the expense limitations on each Fund’s total operating expenses through each Fund’s 2006 fiscal year; (5) Rafferty’s ability to increase the assets of the DireXion Fund complex and offer additional investment options to shareholders; (6) the limited ability to achieve economies of scale because of limited Fund assets and large fluctuations in such assets; (7) the continuing efforts by Rafferty to promote sales of the Funds and improve services to the Funds and their shareholders; (8) Rafferty’s positioning of the Funds in the market place compared to its competitors; and (9) Rafferty’s commitment not to use soft dollar arrangements in connection with Fund transactions and to seek attractive brokerage rates and best execution.

U.S./Short Fund

With respect to the U.S./Short Fund, the Trustees considered among other factors: (1) Rafferty’s relative success over the one- and three-year periods in inversely correlating the Fund’s return to the S&P 500® Index, taking into account the Fund’s expense ratio and transaction costs; and (2) the management fees charged to the Fund are comparable to those of a limited peer group of funds with similar investment strategies.

OTC Plus Fund

With respect to the OTC Plus Fund, the Trustees considered among other factors: (1) Rafferty’s success over the one- and three-year periods in achieving a return on a daily basis that corresponds to 125% of the return of the NASDAQ-100® Index; (2) the effects on the return of the Fund’s expense ratio and transaction costs; and (3) the management fees charged to the Fund are comparable to those of funds with similar investment strategies.

Dow 30SM Plus Fund

With respect to the Dow 30SM Plus Fund, the Trustees considered among other factors: (1) the relative success over the short-term in achieving a return on a daily basis that corresponds to 125% of the return of the Dow Jones Industrial AverageSM; (2) the effect on the return of expense ratios, trading costs; and (3) the management fees charged to the Fund are comparable to those of funds with similar investment strategies.

Conclusion

The Board determined that the Investment Advisory Agreement for each Fund was fair and reasonable in light of the services to be performed, fees, expenses and other such matters that the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously renewed the Agreement for each Fund.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

The Funds are managed by an investment committee consisting of Sean Smyth, Ryan King, Brendan Murray, and Paul Brigandi. In addition to the Funds, the committee manages the following other accounts as of August 31, 2005:

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	4	$88 million	0	0
Other Pooled Investment Vehicles	6	$189 million	0	0
Other Accounts	0	0	0	0

Rafferty manages no other accounts with an investment objective similar to that of the Funds. However, the Funds may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for the Funds “market-on-close,” in which Funds purchasing or selling the same security receive the same closing price.

Rafferty has not identified any additional material conflicts between the Funds and other accounts managed by the investment committee. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2005, the investment committee’s compensation is paid by Rafferty and not the Funds. Their compensation primarily consists of a fixed base salary and a bonus. The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment committee’s salary and bonus are not based on the Funds’ performance and as a result, no benchmarks are used.

The members of the investment committee do not own any shares of the Funds as of August 31, 2005.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix A. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.06% on assets up to $1 billion, 0.05% on assets between $1 billion and $3 billion, 0.04% on assets between $3 billion and $6 billion and 0.03% on the remaining balance with a minimum fee of $20,000 per fund. The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of fees paid by each of the following Funds to the Administrator for the last three fiscal years ended August 31, 2005.

OTC Plus Fund	Fees paid to the Administrator
2005	$ 22,011
2004	$ 18,745
2003	$ 23,528

Dow 30SM Plus Fund	Fees paid to the Administrator
2005	$ 21,385
2004	$ 19,383
2003	$ 24,644

U.S./Short Fund	Fees paid to the Administrator
2005	$ 19,342
2004	$ 16,790
2003	$ 19,870

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.015% on assets between $500 million and $3 billion, and 0.01% on the remaining balance with a minimum fee of $23,000 per fund. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets. The Custodian holds and administers the assets in the Funds’ portfolios. Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.03% on assets up to $500 million, 0.025% on assets between $500 million and $1 billion and 0.02% on the remaining balance. The Custodian also is entitled to certain out-of-pocket expenses.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2005, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts. Pursuant to the Plan, the Funds may pay up to 1.00% of its average daily net assets. However, the Board has authorized the Funds to pay distribution and services fees only in an amount equal to the difference between a Fund’s total annual operating expenses and the contractual limit on total annual operating expenses of 1.75% for the Plus Funds and 1.95% for the U.S./Short Fund.

The Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. With the exception of the Distributor, as the Funds’ principal underwriter, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Plan authorizes payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees paid by each of the following Funds for the fiscal period ended August 31, 2005.

Fund (Investor Class)	12b-1 fees paid
OTC Plus Fund	$16,583
Dow 30SM Plus Fund	$0
U.S./Short Fund	$0

The fees paid to the Distributor by each of the Funds noted above were used for distribution related expenses, such as advertising and compensation to broker-dealers, sales personnel, and the Distributor. The Funds indicated above that paid 12b-1 fees distributed those fees as follows:

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
OTC Plus Fund	$ 0	$ 0	$0	$16,583	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust. The Financial Statements of the Funds for the fiscal year ended August 31, 2005 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ National Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the last sales prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

PURCHASES AND REDEMPTIONS

Retirement Plans

Individuals who earn compensation and who have not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”). An individual may make limited contributions to an IRA of up to $4,000 per taxable year (or $8,000, if such contributions also are made for a nonworking spouse and a joint return is filed) through the purchase of shares of the Funds; these maximum contributions increase by $500 if you attain age 50 before the end of the taxable year ($1,000 if both you and your spouse do so). The Internal Revenue Code of 1986, as amended (“Code”), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the same limits as referred to above. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions thereto are nondeductible, withdrawals from a Roth IRA will not be taxable under certain circumstances. An IRA also may be used for certain “rollovers” from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

Redemption in Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates the Funds to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•
Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•
The signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

The Funds are required to comply with various federal anti-money laundering laws and regulations. Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Shareholder Information

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

Other Information

The Trust has entered into a licensing agreement with Dow Jones & Company, Inc. (“Dow Jones”) to permit the use of certain servicemarks in connection with its registration statement and other materials. The licensing agreement between the Trust and Dow Jones is solely for the Trust’s benefit and not for the benefit of the owners of the Trust or any other third parties. Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about: (i) the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the DJIASM (the “Dow Index”) and the data included in the Dow Index; (ii) the accuracy or completeness of the Dow Index and its data; and (iii) the merchantability and the fitness for a particular purpose or use of the Dow Index and its data. In addition, Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Index or its data and under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. Dow Jones does not recommend that any person invest in the Trust or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust; have any responsibility or liability for the administration, management or marketing of the Trust; or consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Index.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are as described in the Prospectus under “Distributions and Taxes.” All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

Taxes

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), determined without regard to any deduction for dividends paid) and net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by the Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits. In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends a Fund distributes (including distributions of short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another fund generally will have similar consequences.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from options and futures contracts a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices) and futures in which the Funds may invest may be “section 1256 contracts.” Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium a Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 2005, are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2005. To receive a copy of the Prospectus or annual or semi-annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

APPENDIX A

DireXion Funds
Proxy Voting Policies and Procedures

The DireXion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies. These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.	Duty to Vote Proxies

RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.  It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.  To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request. The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.	Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position. RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The DireXion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer’s management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

1. Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2. Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.	Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and DireXion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.	Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records. In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003